UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  January 31, 2018

ITEM 1.          SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2018 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

Investment in Ironwood Institutional
Multi-Strategy Fund LLC –	Cost	$1,139,343,702	Fair Value	$1,170,736,196	100.24%
Other assets, less liabilities				$(2,808,485)	(0.24%)
Net Assets –				$1,167,927,711	100.00%

(1)	Invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund’s Schedule of Investment is included below.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
January 31, 2018
(Unaudited)

Description	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)

Investment Funds
Relative Value:
Citadel Kensington Global Strategies Fund Ltd.	$166,322,288	$254,166,682	12.57%	3/31/2018	Quarterly (3)
D.E. Shaw Composite International Fund	76,672,762	120,636,585	5.96	3/31/2018	Quarterly (4)
D.E. Shaw Valence International Fund, LP	32,000,000	45,055,692	2.23	3/31/2018	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	46,604,141	52,053,250	2.57	3/31/2018	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	57,431,297	53,571,167	2.65	n/a	Other (7)
Tilden Park Offshore Investment Fund Ltd.	78,500,000	94,765,040	4.68	3/31/2018	Quarterly (6)
Two Sigma Absolute Return Cayman Fund, Ltd.	46,000,000	49,286,751	2.44	2/28/2018	Monthly
Two Sigma Risk Premia Cayman Fund, Ltd.	35,500,000	38,919,787	1.92	2/28/2018	Monthly
Two Sigma Risk Premia Enhanced Cayman Fund, Ltd.	35,500,000	40,451,421	2.00	2/28/2018	Monthly
Total Relative Value	574,530,488	748,906,375	37.02

Market Neutral and Low Net Equity:
Anchor Bolt Offshore Fund, Ltd.	73,142,667	78,702,153	3.89	3/31/2018	Quarterly
Darsana Overseas Fund, Ltd.	14,778,178	18,521,372	0.92	12/31/2018	Quarterly (8)
Holocene Advisors Offshore Fund Ltd.	91,000,000	99,884,374	4.94	3/31/2018	Quarterly (6)
Millennium International, Ltd.	144,072,870	197,137,008	9.74	3/31/2018	Quarterly (6)
Suvretta Offshore Fund, Ltd	46,556,393	71,854,582	3.55	3/31/2018	Quarterly
Suvretta Partners, LP*	52,000,000	67,603,077	3.34	3/31/2018	Quarterly
Total Market Neutral and Low Net Equity	421,550,108	533,702,566	26.38

Event-Driven:
Elliott International Limited	173,152,821	208,173,464	10.30	3/31/2018	Quarterly (9)
HG Vora Special Opportunities Fund, LP*	89,000,000	97,346,285	4.81	3/31/2018	Quarterly (6)
HG Vora Special Opportunities Fund, Ltd.	78,937,764	101,035,241	4.99	3/31/2018	Quarterly (6)
JMB Capital Partners Offshore, Ltd.	2,284,008	1,472,571	0.07	n/a	Other (10)
Roystone Capital Offshore Fund Ltd.	3,972,057	4,290,982	0.21	3/31/2018	Quarterly (4)
XPI Holding I Ltd	9,992	8,124	0.00	n/a	Other (10)
Total Event-Driven	347,356,642	412,326,667	20.38

Distressed and Credit Securities:
Cerberus International II, Ltd.	90,996,846	104,483,121	5.16	6/30/2018	Semi-annually (11)
Cerberus International SPV, Ltd.	1,322,499	2,100,331	0.10	n/a	Other (10)
Cerberus International, Ltd.**	421,782	636,616	0.03	n/a	Other (10)
King Street Capital, Ltd.***	2,488	2,957	0.00	n/a	Other (10)
Silver Point Capital Offshore Fund, Ltd.	127,519,291	163,586,685	8.08	3/31/2018	Annually
Total Distressed and Credit Securities	220,262,906	270,809,710	13.37

Total investments in investment funds	$1,563,700,144	$1,965,745,318	97.15%

Other assets, less liabilities		57,749,777	2.85

Net assets		$2,023,495,095	100.00%

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the United States.
** Investment fund is domiciled in the Bahamas.
*** Investment fund is domiciled in the British Virgin Islands.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1) Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after January 31, 2018 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 120 days. Lock-up periods range from 12 to 24 months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3) Approximately 80% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 20% of this investment is available for redemption every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to an 8.33% investor level gate.  If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(6) Subject to a 25% quarterly investor level gate.

(7) This investment is in liquidation. Approximately 25% of the January 31, 2018 balance was distributed effective February 1, 2018 and an additional 65% was distributed effective March 1, 2018. The remaining 10% will be distributed after the completion of the investment fund’s liquidation audit.

(8) Subject to a 20% annual investor level gate.

(9) Approximately 52% of this investment is available for redemption quarterly. The remaining 48% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.

(10) The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(11) Subject to a 16.67% semi-annual investor level gate.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in the Master Fund.

The Fund and the Master Fund are investment companies as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund and the Master Fund follow the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurements and Disclosures, provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Master Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Master Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Master Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Master Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers, which assist the Adviser in assessing the quality of information provided and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation process of the Master Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Master Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee will determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of January 31, 2018, no investments were fair valued by the Valuation Committee.

As of January 31, 2018, approximately 2.86% of the Master Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Through March 1, 2018, the Master Fund received distributions from one such investment fund representing approximately 2.40% of the Master Fund’s net assets. The Adviser cannot estimate the timing of when the remaining investments will be liquidated.

In accordance with U.S. GAAP, investments in investment funds valued at net asset value, as a practical expedient, are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of January 31, 2018, and are excluded from the fair value hierarchy.

The following is a summary of the investment strategies of the investment funds held by the Master Fund as of January 31, 2018.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within these strategies require a 90 to 120 day notice period to redeem at the next available redemption date.

Federal Income Tax Information

As of January 31, 2018, gross unrealized appreciation and depreciation of the Master Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,829,054,810
Gross Unrealized Appreciation	$141,363,943
Gross Unrealized Depreciation	(4,673,435)
Net Unrealized Appreciation (Depreciation) on Investments	$136,690,508

ITEM 2.          CONTROLS AND PROCEDURES

 Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.          EXHIBITS

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:   3/29/2018

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date: 3/29/2018

By:	/s/ Martha Boero
Martha Boero
Principal Financial Officer

Date: 3/29/2018